SECURITIES  AND  EXCHANGE  COMMISSION

WASHINGTON,  D.  C.    20549



FORM  8-K



CURRENT  REPORT



PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
SECURITIES  EXCHANGE  ACT  OF  1934


DATE  OF  REPORT:    SEPTEMBER  2,  1998
(Date  of  earliest  event  reported)


INCYTE  PHARMACEUTICALS,  INC.
(Exact  name  of  registrant  as  specified  in  its  charter)


DELAWARE                         0-27488          94-3136539
(State  or  other  jurisdiction     (Commission            (IRS Employer
of  incorporation)                File  Number)    Identification  No.)


3174  PORTER  DRIVE,  PALO  ALTO,  CALIFORNIA        94304
(Address  of  principal  executive  offices)              (Zip  Code)


Registrant's  telephone  number,  including  area  code:   (650) 855-0555

Item  5.          Other  Events.
                  -------------

     Disclosure regarding litigation involving Incyte Pharmaceuticals, Inc. (the "Company") and its wholly owned subsidiary Synteni, Inc. ("Synteni") is amended to reflect recent developments as follows:


     In January 1998, Affymetrix, Inc. ("Affymetrix") filed a lawsuit in the United States District Court for the District of Delaware alleging infringement of U.S. patent number 5,445,934 (the "'934 Patent") by both Synteni and Incyte. The complaint alleges that the '934 Patent has been infringed by the making, using, selling, importing, distributing or offering to sell in the U.S. high density arrays by Synteni and Incyte and that such infringement was willful. Affymetrix seeks a permanent injunction enjoining Synteni and Incyte from further infringement of the '934 Patent and, in addition, seeks damages, costs and attorney's fees and interest. Affymetrix further requests that any such damages be trebled based on its allegation of willful infringement by Incyte and Synteni.

     In September 1998 Affymetrix filed an additional lawsuit in the United States District Court for the District of Delaware alleging infringement of U.S. patent number 5,800,992 (the "'992 Patent") and U.S. patent number 5,744,305 (the "'305 Patent") by both Synteni and Incyte. The complaint alleges that the '305 Patent has been infringed by the making, using, selling, importing, distributing or offering to sell in the U.S. high density arrays by Synteni and Incyte, that the '992 Patent has been infringed by the use of Synteni's and Incyte's GEM microarray technology to conduct gene expression monitoring using two-color labeling, and that such infringement was willful.
Affymetrix seeks a permanent injunction enjoining Synteni and Incyte from further infringement of the '305 and '992 Patents and, in addition, seeks damages, costs and attorney's fees and interest. Affymetrix further requests that any such damages be trebled based on its allegation of willful infringement by Incyte and Synteni. In addition, Affymetrix seeks a preliminary injunction enjoining Incyte and Synteni from using Synteni's and Incyte's GEM microarray technology to conduct gene expression monitoring using two-color labeling.

     Incyte and Synteni believe they have meritorious defenses and intend to defend the suits vigorously. However, there can be no assurance that Incyte and Synteni will be successful in the defense of these suits. Regardless of the outcome, this litigation has resulted and, if a settlement is not reached, is expected to continue to result in substantial expenses and diversion of the efforts of management and technical personnel. Further, there can be no assurance that any license that may be required as a result of these suits or the outcome thereof would be made available on commercially acceptable terms, if at all.

     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:    September  2,  1998.


INCYTE  PHARMACEUTICALS,  INC.



By          /s/  Denise  Gilbert
            --------------------
Name:          Denise  Gilbert

Title:          Executive  Vice  President  and
     Chief  Financial  Officer